EXHIBIT 99.3

                 DEFINITIVE COPY OF FORM OF PROXY
                  FOR USE BY THE SHAREHOLDERS OF
                          PREMIER BANK

                           PREMIER BANK

                              PROXY

   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MEETING DATE]
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Mr. John J. Ginley and Mr. Mark Mann and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Premier Bank (the "Bank") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Bank to be held at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania on Thursday, October 9, 1997, at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1. PROPOSAL TO APPROVE AND ADOPT THE PLAN OF REORGANIZATION AND PLAN OF MERGER DATED AS OF ________, 1997, PROVIDING, AMONG OTHER THINGS, FOR THE MERGER OF THE BANK AND PREMIER INTERIM BANK (THE "INTERIM BANK"), A PENNSYLVANIA STATE- CHARTERED BANKING INSTITUTION AND A SUBSIDIARY OF PREMIER BANCORP, INC. (THE "HOLDING COMPANY"), AND FOR THE AUTOMATIC CONVERSION OF EACH SHARE OF THE COMMON STOCK OF THE BANK INTO ONE (1) SHARE OF THE COMMON STOCK OF THE HOLDING COMPANY.

     [  ]  FOR          [  ]  AGAINST     [  ]  ABSTAIN

  The Board of Directors recommends a vote FOR this proposal.
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2.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special
Meeting and any adjournment or other postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                 Dated:          , 1997

                                 /s/
                                 --------------------------
                                 Signature

                                 /s/
                                 --------------------------
                                 Signature

Number of Shares Held of
Record on September 1, 1997

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDERS AND RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.